UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Barnwell Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BARNWELL INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of

BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 6, 2006, at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

(1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

(2) Any and all other business which may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 9, 2006, are entitled to notice of and to vote at this meeting or any adjournment thereof.  The Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2005, which includes consolidated financial statements, is enclosed herewith.

We will be pleased to have you attend the meeting.  However, if you are unable to do so, please sign and return the accompanying Proxy in the enclosed addressed envelope.

By Order of the Board of Directors,

/s/ RUSSELL M. GIFFORD
RUSSELL M. GIFFORD
Secretary

Dated:   January 19, 2006

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 2900

HONOLULU, HAWAII 96813

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the “Company”), to be held on March 6, 2006 at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

The accompanying Proxy is solicited by the Board of Directors of the Company, and the Company will bear the cost of such solicitation.  Solicitation of proxies will be primarily by mail.  Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost.  Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses.  All properly executed proxies will be voted as instructed.

Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted.  No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 19, 2006.

VOTING AT THE MEETING

Only stockholders of record at the close of business on January 9, 2006 (the “Record Date”) will be entitled to vote at the annual meeting and any adjournment thereof.  As of the Record Date, 8,169,060 shares of common stock, par value $0.50, of the Company (the “Common Stock”) were issued and outstanding.  Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting.  With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be.  Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon, other than the election of directors.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on these matters.  Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.

ELECTION OF DIRECTORS

At the meeting eleven directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is duly elected and qualified.  The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below.  The election of directors will require a plurality of the votes cast at the meeting.  The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

The following table sets forth, as to the directors and nominees for election:  (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

	Director		All other Present Positions with
Name	Since	Age	the Company and Principal Occupations

Morton H. Kinzler	1956	80

Chairman of the Board of the Company since 1980, President from 1971 to December 2002 and Chief Executive Officer since 1971. Mr. Kinzler is the father of Alexander C. Kinzler, President, Chief Operating Officer, General Counsel and a Director of the Company.

Alan D. Hunter(1)	1977	68	Partner, Code Hunter LLP, Calgary, Alberta (attorneys) since December 1, 2001; Partner, Gowling LaFleur Henderson LLP, Calgary, Alberta (attorneys) from July 1, 2000 to November 30, 2001.

Erik Hazelhoff-Roelfzema(1)	1977	88	Investor

Martin Anderson(1)	1985	82

Partner, Goodsill Anderson Quinn & Stifel LLP, Honolulu, Hawaii (attorneys); Trustee, Hawaii Pacific University; Director, Bishop Street Funds; Trustee, Oceanic Institute (scientific research facility).

Murray C. Gardner, Ph.D.(1)	1996	73	Independent consultant and investor

Alexander C. Kinzler	1999	47

President and Chief Operating Officer of the Company since December 2002. General Counsel of the Company since December 2001 and Executive Vice President from December 1997 to December 2002. Mr. Kinzler is the son of Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company.

Terry Johnston	2000	64	Investor

Russell M. Gifford	2003	51	Secretary of the Company since December 2002. Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985.

Diane G. Kranz(1)	2003	65	Senior Partner, Kranz & Co., LLP (certified public accountants), since 1970.

Kevin K. Takata(1)	2004	49	Deputy Prosecuting Attorney, City and County of Honolulu since 1987; Trials Division Chief since 1997.

Ahron H. Haspel(1)	-	62	Partner, Jones Day (attorneys) since February, 2005; Partner, KPMG (certified public accountants) from 1977 to February, 2005. Former member of KPMG’s Board of Directors and KPMG’s Leadership Team.

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee.  It has no standing nominating committee and there is no nominating committee charter.  The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because potential nominees are recommended by a majority vote of the independent directors and each director on the Board of Directors participates in the consideration of all director nominees.  The Board

(1)  This director is independent as defined in Section 121(A) of the American Stock Exchange listing standards.

identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination.  If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Board identifies the desired skills and experience of a new nominee, if the Board determines that it is appropriate to replace the retiring member.  The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics.  In searching for potential Board nominees, the Board seeks directors who have a range of business, management and civic experience appropriate for the Board to discharge its responsibilities.  In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities.

The Board will consider potential nominees brought to its attention by any director or officer of the Company.  It also will evaluate recommendations for director nominee proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year by the date the stockholder makes the recommendation and (ii) undertakes to continue to hold the Common Stock through the date of the meeting.  Any recommendation for director nominee submitted by a qualifying stockholder must be received by the Company no later than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders.  Any stockholder recommendation for director nominee must be submitted to the Company’s Chairman of the Board in writing, including:

•                  a statement by the stockholder that he/she is the holder of at least 1% of the Company’s Common Stock and that the stock has been held for at least a year prior to the date of the submission and that the stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

•                  the candidate’s name, age, contact information and current principal occupation or employment;

•                  a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed;

•                  the candidate’s resume; and

•                  at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.  All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

The members of the Compensation Committee are Mr. Hunter, Chairman, and Messrs. Anderson, Gardner, Johnston and Ms. Diane Kranz.  Although Mr. Johnston is not independent as defined in Section 121 (A) of the American Stock Exchange listing standards, the independent members of the Board of Directors have determined in accordance with the American Stock Exchange listing standards that Mr. Johnston, who is not an officer of the Company, brings a unique and valuable perspective to the Compensation Committee because of his real estate development experience and his opportunity to assess management’s capabilities due to his ownership interests in Kaupulehu Developments, the Company’s majority-owned real estate development general partnership.  The Compensation Committee (i) determines the annual compensation of the Company’s senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans and (iv) makes determinations in connection therewith as may be necessary or advisable.  During the fiscal year ended September 30, 2005, the Compensation Committee held one meeting.

The members of the Audit Committee are Ms. Kranz, Chairperson, and Messrs. Gardner, Anderson, Hunter and Takata(1).  All of the members of the Audit Committee are independent (as independence is defined in Section 121 (A) of the American Stock Exchange listing standards).  The Board of Directors has determined that the Audit Committee has at least one financial expert (as financial expert is defined in Item 401(e) of Regulation S-B), namely Ms. Kranz, who is a financial expert based on her being a certified public accountant.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is annexed to this Proxy

(1)  Mr. Takata was first appointed to the Audit Committee on December 9, 2005.

Statement.  The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee reviews periodically major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest.  During the fiscal year ended September 30, 2005, the Audit Committee held four meetings.

The Board of Directors has a process for stockholders to send communications to the Board of Directors.  Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of the Proxy Statement, to the attention of Russell M. Gifford, Secretary.  All such communications will be forwarded to the Board of Directors or individual directors as appropriate.  The Company strongly encourages its directors to attend the Annual Meeting.  Two members of the Board of Directors attended the 2005 Annual Meeting of Stockholders of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as such may be modified or supplemented.  The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP the independent registered public accounting firm’s independence.  Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005.

Audit Fees

The aggregate fees billed to the Company by the Company’s independent registered public accounting firm for professional services rendered by the independent registered public accounting firm for the audit of the annual financial statements included in the Company’s Form 10-KSB and review of financial statements included in the Company’s Form 10-QSBs or services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2005 totaled $211,600 and for the fiscal year ended September 30, 2004 totaled $179,100.

Audit-Related Fees

For the fiscal years ended September 30, 2005 and September 30, 2004, the Company’s independent registered public accounting firm did not bill the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed to the Company by the Company’s independent registered public accounting firm for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2005 totaled $71,100 and for the fiscal year ended September 30, 2004 totaled $69,500.

All Other Fees

For the fiscal years ended September 30, 2005 and September 30, 2004 the Company’s independent registered public accounting firm did not bill the Company for other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves any services provided to the Company by the independent registered public accounting firm through the following policies and procedures:  (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee

Diane G. Kranz, Chairperson

Murray C. Gardner

Martin Anderson

Alan D. Hunter

The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, Gardner and Alexander Kinzler.  The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company’s By-Laws.  During the fiscal year ended September 30, 2005, the Executive Committee held two meetings.

The Board of Directors held four meetings during the fiscal year ended September 30, 2005.  All directors attended at least 75% of the meetings of the Board of Directors and of the Committees of the Board on which each of them served.  The independent directors met out of the presence of management during the fiscal year ended September 30, 2005.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Morton H. Kinzler	80	Chairman of the Board since 1980 and Chief Executive Officer since 1971. President from 1971 to December 2002.

Alexander C. Kinzler	47

President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Executive Vice President from December 1997 to December 2002 and Secretary from November 1986 to December 2002. Director of the Company since December 1999.

Russell M. Gifford	51	Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. Director of the Company since March 2003.

Warren D. Steckley	49	Vice President – Canadian Operations since December 1998. President of Barnwell of Canada, Limited, a wholly owned subsidiary of the Company, since December 1998.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth the annual compensation paid or accrued during the last three fiscal years by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 2005 (collectively the “Named Executive Officers”):

						Long Term
						Compensation
		Annual Compensation				Awards
					Other	Securities
Name and					Annual	Underlying
Principal Position	Year	Salary		Bonus	Compensation	Options

Morton H. Kinzler	2005	$420,000		$650,000	$12,497	0
Chairman of the Board and	2004	402,500		550,000	12,497	0
Chief Executive Officer	2003	350,000		150,000	12,497	0

Alexander C. Kinzler	2005	390,000		600,000		300,000
President, Chief Operating	2004	351,250		500,000	—	0
Officer and General Counsel	2003	306,250		150,000	—	0

Russell M. Gifford	2005	293,750		400,000	—	120,000
Executive Vice President,	2004	268,750		275,000	—	0
Chief Financial Officer,	2003	245,000		125,000	—	0
Treasurer and Secretary

Warren D. Steckley (1)	2005	161,654	(2)	81,850	—	0
Vice President – Canadian	2004	140,582		67,932	—	0
Operations	2003	119,735		51,315	—	0

Directors who are not officers of the Company receive an annual fee of $12,500 and are reimbursed for expenses incurred with respect to meeting attendance and are offered medical coverage in the United States at the Company’s expense.   Any such director who does not wish to obtain such medical coverage is paid an additional annual fee of $3,000.  The Chairman of the Compensation Committee receives an additional $9,000 annual fee.  The Chairperson of the Audit Committee receives an additional $20,000 annual fee.  The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,500 annual fee.  The members of the Audit Committee, other than the Chairperson, receive an additional $7,500 annual fee.  In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director. Mr. Terry Johnston, a director of the Company, is also reimbursed for certain expenses incurred with respect to services he performs for Kaupulehu Developments, a real estate partnership which is majority owned by the Company.

(1)                      Mr. Steckley was granted 180,000 incentive units on June 1, 1998.  The value of such units directly relates to Barnwell of Canada, Limited’s (“BOC’s”) net income and to changes in the value of BOC’s oil and gas reserves since 1998, with adjustments for changes in commodities prices and subject to other terms and conditions.  Such adjusted reserve value is then divided by the number of shares of the Company’s outstanding common stock to determine the value of each unit.  These units became exercisable over 4 years from the date of grant, are now all vested and expire 10 years from such date.  At September 30, 2005, the U.S. dollar equivalent of the value of the units was $715,000.  This is an increase of US$185,000 over the value of these units at September 30, 2004.

(2)                      All amounts shown for Mr. Steckley in this table represent the average U.S. dollar equivalent during each fiscal year of payments made to him in Canadian dollars.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information related to stock option and stock appreciation right (“SAR”) grants to the Named Executive Officers during the fiscal year ended September 30, 2005.

Individual Grants
	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to
	Options/SARs	Employees in	Exercise or Base	Date of
	Granted (#)	Fiscal Year (%)	Price ($/Share)	Expiration

Morton H. Kinzler	0/0	0/0

Alexander C. Kinzler	150,000(1)/0	36%/0	$8.80/Share	12/05/2014
	150,000(2)/0	36%/0	$9.48/Share	12/05/2009

Russell M. Gifford	60,000(3)/0	14%/0	$8.80/Share	12/05/2014
	60,000(4)/0	14%/0	$8.62/Share	12/05/2014

Warren D. Steckley	0/0	0/0

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 2005 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 2005:

			Number of	Value of
			Securities Underlying	Unexercised
			Unexercised	In-the-Money
	Shares		Options at	Options at
	Acquired on	Value	September 30, 2005	September 30, 2005 ($)
	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Morton H. Kinzler	0	$0	0/0	$0/$0

Alexander C. Kinzler	162,000	1,152,315	0/300,000	0/3,656,250

Russell M. Gifford	24,000	161,300	126,000/120,000	2,437,785/1,514,200

Warren D. Steckley	0	0	180,000/0	3,370,050/0

(1)          150,000 non-qualified options with stock appreciation rights were granted and 30,000 of such options become exercisable annually on December 5, 2005, 2006, 2007, 2008 and 2009, respectively.

(2)          150,000 qualified options were granted and 37,500 of such options become exercisable annually on December 5, 2005, 2006, 2007, and 2008, respectively.

(3)          60,000 non-qualified options with stock appreciation rights were granted and 12,000 of such options become exercisable annually on December 5, 2005, 2006, 2007, 2008 and 2009, respectively.

(4)          60,000 qualified options were granted and 15,000 of such options become exercisable annually on December 5, 2005, 2006, 2007, and 2008, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Barnwell Kona Corporation (“BKC”), a wholly-owned subsidiary of the Company, and Nearco, Inc. (“Nearco”), an entity controlled by Mr. Terry Johnston, a member of the Board of Directors of the Company, own approximately 55.2% and 28.9%, respectively, of Cambridge Hawaii Limited Partnership (“CHLP”).  CHLP is a Hawaii limited partnership, of which BKC is the sole general partner.  The principal asset of CHLP is a 49.9% interest in Kaupulehu Developments, a Hawaii real estate partnership (“KD”).  Mr. Johnston also indirectly owns another approximately 14.9% of CHLP.  Barnwell Hawaiian Properties, Inc., a wholly-owned subsidiary of the Company (“BHP”) owns a 50.1% interest in KD.  In connection with the acquisition by Nearco of its interest in CHLP, Nearco issued a $1,463,000 promissory note to BKC which was secured by Nearco and Mr. Johnston’s entire interest in CHLP.  On February 13, 2004, the principal balance of the note and all accrued interest was paid in full.

In 1987, BHP and CHLP agreed to pay Nearco 2% and 4%, respectively, of cash consideration received from the sale of property owned by KD.  Pursuant to these agreements, in fiscal 2005 BHP and CHLP paid fees of $53,000 and $106,000, respectively, to Nearco in connection with KD’s receipt of proceeds from real estate transactions.  In addition, Nearco was paid $268,000 in fiscal 2005 as a fee for services Nearco performed and the Company believes such fees are fair and reasonable compensation for such services.

Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company prohibits the making of any future loans to officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 8, 2005, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

		Amount and Nature of		Percent
Name and Address of Beneficial Owner		Beneficial Ownership(1)		of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	1,263,060		15.5%

R. David Sudarsky	3015 North Ocean Boulevard Ft. Lauderdale, Florida	726,600		8.9%

Mercury Real Estate Advisors LLC	100 Field Point Road Greenwich, Connecticut	1,363,500	(2)	16.7%

David R. Jarvis	c/o Mercury Real Estate Advisors LLC 100 Field Point Road Greenwich, Connecticut	1,363,500	(2)	16.7%

Malcolm F. MacLean IV	c/o Mercury Real Estate Advisors LLC 100 Field Point Road Greenwich, Connecticut	1,363,500	(2)	16.7%

Morton H. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	1,309,608	(3)	16.0%

Alan D. Hunter	44 Medford Place, S.W. Calgary, Alberta, Canada	2,400		*

Erik Hazelhoff-Roelfzema	900, 639 Fifth Avenue S.W. Calgary, Alberta, Canada	4,200		*

Martin Anderson	1099 Alakea Street, Suite 1800 Honolulu, Hawaii	15,000		*

Murray C. Gardner, Ph.D.	P. O. Box 1657 Kamuela, Hawaii	17,400		*

Alexander C. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	293,520	(4)	3.6%

Terry Johnston	201-5325 Cordova Bay Road Victoria, British Columbia, Canada	6,000		*

Russell M. Gifford	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	193,800	(5)	2.3%

Diane G. Kranz	145 East 57th Street New York, New York	2,103		*

Kevin K. Takata	1060 Richards Street Honolulu, Hawaii	600		*

Ahron H. Haspel	222 East 41st Street New York, New York	0		*

Warren D. Steckley	216 Sunmount Bay SE Calgary, Alberta, Canada	180,000	(6)	2.2%

All directors and executive officers as a group (12 persons)		2,024,631	(7)	23.6%

(1)                      A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options.  Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised.  For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table.  Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power. The number of shares have been adjusted to reflect the 2-for-1 stock split in the form of a stock dividend which occurred in January, 2005 and the 3-for-1 stock split in the form of a stock dividend which occurred in November, 2005.

(2)                      David R. Jarvis and Malcolm F. MacLean IV are the managing members of Mercury Real Estate Advisors LLC.  Shares reported as beneficially owned by Mercury Real Estate Advisors LLC, David R. Jarvis and Malcolm F. MacLean IV represent shares held by Mercury Special Situations Fund LP, Mercury Special Situations Offshore Fund, Ltd. and certain other entities of which Mercury Real Estate Advisors LLC is the investment advisor.  The aggregate beneficial ownership of Messrs. Jarvis and MacLean and their affiliated entities as reported to the Securities and Exchange Commission is 1,363,500 shares.

(3)                      Includes 1,848 shares owned by Mr. Kinzler’s wife to which Mr. Kinzler disclaims beneficial ownership.

(4)                      Includes currently exercisable options to acquire 67,500 shares of Common Stock.

(5)                      Includes currently exercisable options to acquire 153,000 shares of Common Stock.

(6)                      Includes currently exercisable options to acquire 180,000 shares of Common Stock.

(7)                      Includes currently exercisable options held by executive officers of the Company to acquire 400,500 shares of Common Stock.

*                             Represents less than 1% of the outstanding shares of Common Stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered.  Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has appointed KPMG LLP as the independent registered public accounting firm to audit the accounts of the Company for the year ending September 30, 2006.  This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company’s stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 12, 2006.

GENERAL

No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

By Order of the Board of Directors,

/s/ RUSSELL M. GIFFORD
RUSSELL M. GIFFORD
Secretary

Dated:   January 19, 2006

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813 or by sending an email to brn1@brninc.com or by following the “SEC Filings” link at the Company’s website (www.brninc.com).

AUDIT COMMITTEE CHARTER
BARNWELL INDUSTRIES, INC.

STATEMENT OF PURPOSE

The Audit Committee is appointed by the Board of Directors of the Company (the “Board”) to: (A) assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditor; and (B) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

MEMBERSHIP

There shall be at least three members of the Audit Committee, all of whom shall be members of the Board who meet the independence requirements of the American Stock Exchange.  All members of the Audit Committee shall be “financially literate” as required by the rules of the American Stock Exchange.  An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee accept any consulting, advisory, or other compensatory fee from the Company or have any other affiliation with the Company or any of its subsidiaries.  A member of the Company’s Audit Committee shall not simultaneously serve on the audit committees of more than three public companies unless the Board affirmatively determines that such simultaneous service would not impair the ability of the member to serve effectively on the Company’s Audit Committee.

DUTIES AND RESPONSIBILITIES

The Audit Committee shall:

1.                          Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2.                          Appoint and oversee the work of the independent auditor, which shall report to the Audit Committee, and meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

3.                          Pre-approve any auditing services provided by the independent auditor to the Company.

4.                          Pre-approve any permissible non-audit services, including tax services, provided to the Company by its independent auditor unless such non-audit services satisfy the following three criteria: (i) the aggregate cost of the services provided to the Company constitutes 5% or less of the total payments made to the independent auditor during that fiscal year, (ii) the services provided were not recognized by the Company at the time of engagement as non-audit services, and (iii) the services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee prior to completion.

5.                          Determine the compensation to be paid to the independent auditor.

6.                          Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

7.                          Obtain and review, at least annually, a report by the independent auditor describing: (1) the independent auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company.  Discuss such reports in regards to the auditor’s independence with the auditor, and if so determined by the Audit Committee, take appropriate action to insure the independence of the auditor.

8.                          Set clear hiring policies for employees or former employees of the independent auditor.

9.                          Confirm with the independent auditor that the lead partner and reviewing partner are rotated after performing audit services for the Company for five consecutive years.

10.                    Review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

11.                    Review with management and the independent auditor, prior to inclusion in any report filed by the Company with the Securities and Exchange Commission, the Company’s audited financial statements and quarterly financial statements, together with the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

12.                    Meet periodically with management, in person or by telephone, to review the Company’s policies with respect to risk assessment and risk management.

13.                    Review and evaluate any report prepared by the independent auditor for the Audit Committee.

14.                    Obtain from the independent auditor assurance that Section 10 A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

15.                    Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

16.                    Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter.  Such review should include:

Any restrictions on the scope of activities or access to required information, and

Any changes required in the planned scope of the audit.

17.                    Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

18.                    Conduct an appropriate review of all related party transactions on an ongoing basis and review potential conflict of interest situations where appropriate.

19.                    Meet at least quarterly with the chief financial officer and the independent auditor in separate executive sessions.

20.                    Engage independent counsel and other advisors the Audit Committee determines are necessary to carry out its duties.

21.                    Request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee.

22.                    Resolve disagreements, if any, between management and the independent auditor.

23.                    Report to the Board at least annually on the conduct of the audit committee’s affairs.

24.                    Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

ANNUAL PERFORMANCE EVALUATION OF THE AUDIT COMMITTEE

The Audit Committee shall conduct an annual evaluation of its performance and shall establish procedures for such evaluation.

BARNWELL INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 6, 2006, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

BARNWELL INDUSTRIES, INC.

March 6, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 11 Directors listed below:

2.   Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2005.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Board of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☐	FOR ALL NOMINEES	NOMINEES:
Morton H. Kinzler
Alan D. Hunter
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Erik Hazelhoff-Roelfzema
Martin Anderson
Murray C. Gardner
☐	FOR ALL EXCEPT (See instructions below)	Alexander C. Kinzler
Terry Johnston
Russell M. Gifford
Diane G. Kranz
Kevin K. Takata
Ahron H. Haspel

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
Signature of Stockholder		Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.